UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    August 11, 2005

TENNANT COMPANY
(Exact name of registrant as specified in its charter)

Minnesota	1-16191	41-0572550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 North Lilac Drive, P.O. Box 1452 Minneapolis, Minnesota	55440
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    (763) 540-1200

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

        As previously publicly disclosed in the press release of Tennant Company dated August 11, 2005, Steven A. Sonnenberg joined the company’s board of directors effective August 11, 2005. Mr. Sonnenberg was appointed to the board’s executive and compensation committees. Filling an existing vacancy on the board, Sonnenberg’s term ends at the 2006 annual shareholders meeting. A copy of the press release announcing Mr. Sonnenberg’s election to the board of directors is attached as Exhibit 99.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits. The following exhibit is furnished herewith:

99	News Release dated August 11, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TENNANT COMPANY

Date: August 15, 2005	/s/ Eric A. Blanchard
Eric A. Blanchard Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Description	Method of Filing

99	News Release dated August 11, 2005	Filed Electronically